UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 26, 2024
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 26, 2024, Oportun Financial Corporation (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 13, 2024 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 27,300,216 shares of common stock present at the Annual Meeting in person or by proxy, which represented 76.7% of the voting power of the shares of common stock entitled to vote at the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.Election of three Class II directors, Ginny Lee, Louis Miramontes and Richard Tambor, each to serve a three-year term, which will expire at the 2027 annual meeting of stockholders, or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Nominees	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ginny Lee	10,094,106	6,121,746	12,999	11,071,365
Louis Miramontes	13,291,868	2,892,194	44,789	11,071,365
Richard Tambor	15,539,070	680,502	9,279	11,071,365
Based on the votes set forth above, each of the director nominees were duly elected.

2.Approval of an amendment to our Certificate of Incorporation to eliminate supermajority voting provisions.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,022,171	164,612	42,068	11,071,365

Based on the votes set forth above, the amendment to the Company's Certificate of Incorporation was not approved.

3.Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
27,092,903	168,772	38,541

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024, was approved

4.Non-binding advisory resolution to approve the Company's named executive officer compensation, as described in the proxy materials.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,271,495	1,877,087	80,269	11,071,365

Based on the votes set forth above, the stockholders advised that they were in favor of the Company's named executive officer compensation set forth in the proxy materials.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	June 28, 2024	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Secretary